UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number		811-21467

LMP Capital and Income Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY		10041
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-888-777-0102

Date of fiscal year end:	December 31

Date of reporting period:	September 30, 2010

ITEM 1.          SCHEDULE OF INVESTMENTS

LMP CAPITAL AND INCOME FUND INC.

FORM N-Q

SEPTEMBER 30, 2010

LMP CAPITAL AND INCOME FUND INC.

Schedule of investments (unaudited)

September 30, 2010

SECURITY	SHARES	VALUE
COMMON STOCKS — 69.8%
CONSUMER DISCRETIONARY — 6.4%
Hotels, Restaurants & Leisure — 2.1%
McDonald’s Corp.	145,000	$10,803,950
Media — 2.6%
Charter Communications Inc.	11,990	389,675	(a)
Reed Elsevier PLC	650,000	5,493,435
Thomson Corp.	200,000	7,506,000
Total Media		13,389,110
Specialty Retail — 1.7%
Home Depot Inc.	270,000	8,553,600
TOTAL CONSUMER DISCRETIONARY		32,746,660
CONSUMER STAPLES — 10.3%
Beverages — 0.9%
PepsiCo Inc.	71,530	4,752,453
Food Products — 3.9%
H.J. Heinz Co.	310,000	14,684,700
Kraft Foods Inc., Class A Shares	177,440	5,475,799
Total Food Products		20,160,499
Household Products — 5.5%
Kimberly-Clark Corp.	210,000	13,660,500
Procter & Gamble Co.	236,500	14,182,905
Total Household Products		27,843,405
TOTAL CONSUMER STAPLES		52,756,357
ENERGY — 6.4%
Energy Equipment & Services — 0.4%
Diamond Offshore Drilling Inc.	30,000	2,033,100
Oil, Gas & Consumable Fuels — 6.0%
Exxon Mobil Corp.	60,000	3,707,400
Spectra Energy Corp.	620,000	13,981,000
Total SA, ADR	255,000	13,158,000
Total Oil, Gas & Consumable Fuels		30,846,400
TOTAL ENERGY		32,879,500
FINANCIALS — 11.4%
Capital Markets — 0.9%
BlackRock Inc.	26,980	4,593,345
Insurance — 2.0%
Travelers Cos. Inc.	196,160	10,219,936
Real Estate Investment Trusts (REITs) — 3.8%
Annaly Capital Management Inc.	750,000	13,200,000
Chimera Investment Corp.	1,550,000	6,122,500
Total Real Estate Investment Trusts (REITs)		19,322,500
Thrifts & Mortgage Finance — 4.7%
First Niagara Financial Group Inc.	590,000	6,873,500
New York Community Bancorp Inc.	480,000	7,800,000
People’s United Financial Inc.	740,000	9,686,600
Total Thrifts & Mortgage Finance		24,360,100
TOTAL FINANCIALS		58,495,881
HEALTH CARE — 5.7%
Pharmaceuticals — 5.7%
Bristol-Myers Squibb Co.	285,000	7,726,350
GlaxoSmithKline PLC, ADR	149,000	5,888,480
Johnson & Johnson	220,000	13,631,200
Pfizer Inc.	100,000	1,717,000
TOTAL HEALTH CARE		28,963,030
INDUSTRIALS — 8.3%
Aerospace & Defense — 2.2%
Honeywell International Inc.	50,000	2,197,000

See Notes to Schedule of Investments.

LMP CAPITAL AND INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

September 30, 2010

SECURITY		SHARES	VALUE
Aerospace & Defense — continued
Lockheed Martin Corp.		128,000	$9,123,840
Total Aerospace & Defense			11,320,840
Building Products — 0.0%
Ashton Woods USA LLC, Class B Membership		43	19,352	(a)(b)
Commercial Services & Supplies — 2.5%
Waste Management Inc.		350,510	12,527,227
Industrial Conglomerates — 2.3%
3M Co.		70,000	6,069,700
General Electric Co.		335,000	5,443,750
Total Industrial Conglomerates			11,513,450
Marine — 1.3%
Alexander & Baldwin Inc.		196,357	6,841,078
TOTAL INDUSTRIALS			42,221,947
INFORMATION TECHNOLOGY — 4.6%
IT Services — 2.4%
Automatic Data Processing Inc.		137,000	5,758,110
Paychex Inc.		230,000	6,322,700
Total IT Services			12,080,810
Semiconductors & Semiconductor Equipment — 1.8%
Intel Corp.		255,000	4,903,650
Microchip Technology Inc.		140,000	4,403,000
Total Semiconductors & Semiconductor Equipment			9,306,650
Software — 0.4%
Microsoft Corp.		94,000	2,302,060
TOTAL INFORMATION TECHNOLOGY			23,689,520
MATERIALS — 3.0%
Chemicals — 2.2%
E.I. du Pont de Nemours & Co.		180,000	8,031,600
PPG Industries Inc.		45,000	3,276,000
Total Chemicals			11,307,600
Metals & Mining — 0.8%
Nucor Corp.		100,000	3,820,000
TOTAL MATERIALS			15,127,600
TELECOMMUNICATION SERVICES — 6.7%
Diversified Telecommunication Services — 6.7%
AT&T Inc.		420,000	12,012,000
Verizon Communications Inc.		440,000	14,339,600
Windstream Corp.		663,026	8,148,590
TOTAL TELECOMMUNICATION SERVICES			34,500,190
UTILITIES — 7.0%
Electric Utilities — 4.1%
American Electric Power Co. Inc.		235,000	8,514,050
Duke Energy Corp.		251,870	4,460,618
Exelon Corp.		76,990	3,278,234
NextEra Energy Inc.		18,000	979,020
Southern Co.		94,980	3,537,055
Total Electric Utilities			20,768,977
Multi-Utilities — 2.9%
CenterPoint Energy Inc.		730,000	11,475,600
National Grid PLC, ADR		81,270	3,473,480
Total Multi-Utilities			14,949,080
TOTAL UTILITIES			35,718,057
TOTAL COMMON STOCKS (Cost — $330,527,425)			357,098,742

	RATE
CONVERTIBLE PREFERRED STOCKS — 8.5%
ENERGY — 2.4%
Apache Corp.	6.000%	37,000	2,146,000

See Notes to Schedule of Investments.

LMP CAPITAL AND INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

September 30, 2010

SECURITY	RATE		SHARES	VALUE
El Paso Corp.	4.990%		9,000	$10,363,500
TOTAL ENERGY				12,509,500
FINANCIALS — 1.9%
Diversified Financial Services — 1.9%
CalEnergy Capital Trust III	6.500%		194,000	9,515,700
UTILITIES — 4.2%
Electric Utilities — 4.2%
Great Plains Energy Inc.	12.000%		65,370	4,138,575
NextEra Energy Inc.	7.000%		270,000	13,372,560
NextEra Energy Inc.	8.375%		71,040	3,772,224
TOTAL UTILITIES				21,283,359
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost — $39,399,125)				43,308,559
PREFERRED STOCKS — 0.0%
FINANCIALS — 0.0%
Thrifts & Mortgage Finance — 0.0%
Federal Home Loan Mortgage Corp. (FHLMC)	8.375%		25,950	11,158	*
Federal National Mortgage Association (FNMA)	7.000%		300	237	*
Federal National Mortgage Association (FNMA)	8.250%		17,650	7,678	*
TOTAL PREFERRED STOCKS (Cost — $1,105,960)				19,073

		MATURITY DATE	FACE AMOUNT
ASSET-BACKED SECURITIES — 0.7%
FINANCIALS — 0.7%
Home Equity — 0.6%
Asset-Backed Funding Certificates, 2004-FF1 M2	2.431%	1/25/34	$289,958	151,793	(c)
Countrywide Asset-Backed Certificates, 2004-5 M4	1.506%	6/25/34	126,652	31,748	(c)
Credit-Based Asset Servicing & Securitization LLC, 2006-CB2 AF4	5.704%	12/25/36	621,213	496,796
Finance America Net Interest Margin Trust, 2004-1 A	5.250%	6/27/34	73,417	0	(b)(d)(e)
Fremont Home Loan Trust, 2004-1 M5	1.906%	2/25/34	129,515	56,747	(c)
GSAA Home Equity Trust, 2007-4 A3A	0.556%	3/25/37	1,593,826	861,875	(c)
GSAA Home Equity Trust, 2007-6 A4	0.556%	5/25/47	1,720,000	954,394	(c)
GSAMP Trust, 2004-OPT M3	1.406%	11/25/34	245,702	37,347	(a)(c)
MASTR Specialized Loan Trust, 2007-2 A	0.606%	5/25/37	405,556	200,706	(c)(d)
RAAC Series, 2007-RP3 A	0.636%	10/25/46	470,696	281,694	(c)(d)
Renaissance Home Equity Loan Trust, 2003-4 M3	2.156%	3/25/34	389,160	184,001	(c)
Sail Net Interest Margin Notes, 2003-BC2A A	7.750%	4/27/33	141,210	1	(b)(d)(e)
Sail Net Interest Margin Notes, 2004-2A A	5.500%	3/27/34	71,380	0	(b)(d)(e)
Total Home Equity				3,257,102
Student Loan — 0.1%
Nelnet Student Loan Trust, 2008-4 A4	1.978%	4/25/24	350,000	361,458	(c)
TOTAL ASSET-BACKED SECURITIES (Cost — $5,017,923)				3,618,560
COLLATERALIZED MORTGAGE OBLIGATIONS — 1.2%
BCAP LLC Trust, 2006-AA1 A1	0.446%	10/25/36	1,079,514	589,824	(c)
Bear Stearns ARM Trust, 2005-12 24A1	5.596%	2/25/36	108,800	79,330	(c)
Countrywide Alternative Loan Trust, 2006-0A9 2A1A	0.467%	7/20/46	1,296,115	598,024	(c)
JPMorgan Mortgage Trust, 2007-S3 1A74	6.000%	8/25/37	1,060,000	880,363
MASTR ARM Trust, 2003-3 3A4	2.494%	9/25/33	683,349	605,592	(c)
MASTR Reperforming Loan Trust, 2006-2 2A1	3.840%	5/25/36	1,058,316	961,364	(c)(d)
Merit Securities Corp., 11PA B2	1.756%	9/28/32	174,530	151,446	(c)(d)
MLCC Mortgage Investors Inc., 2004-A B2	1.176%	4/25/29	246,989	93,216	(c)
MLCC Mortgage Investors Inc., 2004-B B2	1.136%	5/25/29	401,040	147,110	(c)
RBS Greenwich Capital, Mortgage Pass-Through Certificates, 2005-A 5A	7.000%	4/25/35	867,212	818,644
Structured ARM Loan Trust, 2006-4 4A1	5.612%	5/25/36	679,343	535,294	(c)
Thornburg Mortgage Securities Trust, 2007-4 2A1	6.192%	7/25/37	152,787	145,685	(c)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.139%	7/25/37	163,369	159,719	(c)

See Notes to Schedule of Investments.

LMP CAPITAL AND INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Washington Mutual Inc. Pass-Through Certificates, 2006-AR5 4A	1.360%	6/25/46	$607,929	$269,420	(c)
Wells Fargo Alternative Loan Trust, 2007-PA2 2A1	0.686%	6/25/37	678,709	345,598	(c)
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $7,301,507)				6,380,629
CONVERTIBLE BONDS & NOTES — 1.4%
INFORMATION TECHNOLOGY — 1.4%
Internet Software & Services — 1.4%
VeriSign Inc., Junior Subordinated Notes (Cost - $4,948,713)	3.250%	8/15/37	6,500,000	7,044,375
CORPORATE BONDS & NOTES — 9.5%
CONSUMER DISCRETIONARY — 0.3%
Hotels, Restaurants & Leisure — 0.1%
Choctaw Resort Development Enterprise, Senior Notes	7.250%	11/15/19	295,000	205,025	(d)
Inn of the Mountain Gods Resort & Casino, Senior Notes	12.000%	11/15/10	660,000	273,900	(b)(e)
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	45,000	50,287
Total Hotels, Restaurants & Leisure				529,212
Media — 0.2%
CCH II LLC/CCH II Capital Corp., Senior Notes	13.500%	11/30/16	234,181	279,261
Comcast Corp.	5.700%	5/15/18	300,000	343,926
News America Inc., Senior Notes	6.650%	11/15/37	10,000	11,542
Time Warner Cable Inc.	5.850%	5/1/17	10,000	11,418
Time Warner Cable Inc., Senior Notes	6.200%	7/1/13	180,000	202,908
Total Media				849,055
TOTAL CONSUMER DISCRETIONARY				1,378,267
CONSUMER STAPLES — 2.0%
Food & Staples Retailing — 2.0%
CVS Caremark Corp., Junior Subordinated Bonds	6.302%	6/1/37	10,500,000	9,716,175	(c)
CVS Pass-Through Trust, Secured Notes	6.943%	1/10/30	405,829	458,323
Kroger Co., Senior Notes	5.500%	2/1/13	60,000	65,524
Kroger Co., Senior Notes	6.150%	1/15/20	60,000	71,425
Total Food & Staples Retailing				10,311,447
Tobacco — 0.0%
Reynolds American Inc., Senior Notes	6.750%	6/15/17	110,000	123,888
TOTAL CONSUMER STAPLES				10,435,335
ENERGY — 1.5%
Energy Equipment & Services — 0.0%
Transocean Inc., Senior Notes	5.250%	3/15/13	110,000	115,755
Oil, Gas & Consumable Fuels — 1.5%
Apache Corp., Senior Notes	5.625%	1/15/17	80,000	92,623
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	140,000	180,414
Devon Financing Corp. ULC, Notes	6.875%	9/30/11	120,000	126,981
Energy Transfer Partners LP, Senior Notes	6.700%	7/1/18	10,000	11,665
Kerr-McGee Corp., Notes	6.950%	7/1/24	80,000	87,467
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	170,000	192,017
Shell International Finance BV, Senior Notes	4.375%	3/25/20	40,000	44,117
Southern Union Co., Junior Subordinated Notes	7.200%	11/1/66	7,000,000	6,352,500	(c)
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	108,000	123,724
XTO Energy Inc., Senior Notes	5.500%	6/15/18	180,000	215,973
Total Oil, Gas & Consumable Fuels				7,427,481
TOTAL ENERGY				7,543,236
FINANCIALS — 3.3%
Capital Markets — 0.2%
Bear Stearns Co. Inc., Senior Notes	6.400%	10/2/17	180,000	209,960
Goldman Sachs Group Inc., Notes	5.250%	10/15/13	20,000	21,753
Goldman Sachs Group Inc., Senior Notes	5.300%	2/14/12	10,000	10,521
Goldman Sachs Group Inc., Senior Notes	6.150%	4/1/18	180,000	199,961
Merrill Lynch & Co. Inc., Notes	6.875%	4/25/18	160,000	179,739

See Notes to Schedule of Investments.

LMP CAPITAL AND INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Capital Markets — continued
Morgan Stanley, Medium-Term Notes	5.625%	1/9/12	$170,000	$179,081
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	260,000	271,635
Total Capital Markets				1,072,650
Commercial Banks — 0.8%
BAC Capital Trust XIV, Junior Subordinated Notes	5.630%	3/15/12	10,000	7,262	(c)(f)
Bank of Montreal, Secured Bonds	2.850%	6/9/15	300,000	316,111	(d)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	3.850%	1/22/15	100,000	107,871	(d)
Nordea Bank AB, Senior Notes	4.875%	1/27/20	120,000	130,404	(d)
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Bonds	7.191%	7/30/15	150,000	147,178	(c)(d)(f)
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	100,000	101,552	(d)
SunTrust Capital, Trust Preferred Securities	6.100%	12/15/36	20,000	18,658	(c)
Wachovia Bank N.A., Subordinated Notes	6.000%	11/15/17	250,000	286,166
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	160,000	156,687
Wells Fargo Capital XV, Junior Subordinated Notes	9.750%	9/26/13	2,500,000	2,762,500	(c)(f)
Total Commercial Banks				4,034,389
Consumer Finance — 0.1%
American Express Co., Subordinated Debentures	6.800%	9/1/66	220,000	221,650	(c)
Caterpillar Financial Services Corp., Medium-Term Notes	5.450%	4/15/18	110,000	127,721
John Deere Capital Corp., Medium-Term Notes	5.350%	4/3/18	100,000	116,080
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	140,000	141,607
Total Consumer Finance				607,058
Diversified Financial Services — 1.4%
Bank of America Corp., Senior Notes	5.650%	5/1/18	190,000	201,617
Citigroup Inc., Senior Notes	6.875%	3/5/38	320,000	358,584
General Electric Capital Corp., Senior Notes	5.625%	5/1/18	330,000	366,863
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	10,000	10,037	(c)
JPMorgan Chase & Co., Junior Subordinated Notes	7.900%	4/30/18	4,000,000	4,301,084	(c)(f)
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	110,000	124,674
PPL Capital Funding Inc., Junior Subordinated Notes	6.700%	3/30/67	2,000,000	1,902,440	(c)
Total Diversified Financial Services				7,265,299
Insurance — 0.8%
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	550,000	572,000
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	410,000	385,400
Teachers Insurance & Annuity Association of America - College Retirement Equity Fund, Notes	6.850%	12/16/39	10,000	12,349	(d)
Travelers Cos. Inc., Junior Subordinated Debentures	6.250%	3/15/37	3,290,000	3,162,506	(c)
Total Insurance				4,132,255
TOTAL FINANCIALS				17,111,651
HEALTH CARE — 0.1%
Health Care Equipment & Supplies — 0.0%
Medtronic Inc., Senior Notes	4.450%	3/15/20	30,000	32,920
Health Care Providers & Services — 0.1%
UnitedHealth Group Inc., Senior Notes	5.250%	3/15/11	100,000	101,912
WellPoint Inc., Notes	5.875%	6/15/17	20,000	23,082
WellPoint Inc., Senior Notes	5.000%	1/15/11	80,000	80,938
Total Health Care Providers & Services				205,932
Pharmaceuticals — 0.0%
Wyeth, Notes	5.950%	4/1/37	120,000	142,081
TOTAL HEALTH CARE				380,933
MATERIALS — 0.1%
Chemicals — 0.0%
PPG Industries Inc., Senior Notes	6.650%	3/15/18	120,000	145,611
Metals & Mining — 0.0%
Vale Overseas Ltd., Notes	6.875%	11/21/36	156,000	178,613

See Notes to Schedule of Investments.

LMP CAPITAL AND INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Paper & Forest Products — 0.1%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	$408,000	$303,960	(d)
TOTAL MATERIALS				628,184
TELECOMMUNICATION SERVICES — 0.2%
Diversified Telecommunication Services — 0.2%
AT&T Inc., Global Notes	5.600%	5/15/18	80,000	93,630
AT&T Inc., Senior Notes	6.400%	5/15/38	100,000	114,685
British Telecommunications PLC, Bonds	9.625%	12/15/30	40,000	55,839
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	100,000	115,503
Telecom Italia Capital, Senior Notes	5.250%	10/1/15	60,000	64,819
Telefonica Emisones SAU, Senior Notes	6.221%	7/3/17	130,000	151,997
Verizon Communications Inc., Senior Notes	5.500%	2/15/18	120,000	138,292
Verizon Communications Inc., Senior Notes	6.400%	2/15/38	120,000	139,270
TOTAL TELECOMMUNICATION SERVICES				874,035
UTILITIES — 2.0%
Electric Utilities — 1.1%
FirstEnergy Corp., Notes	7.375%	11/15/31	125,000	136,194
FPL Group Capital Inc., Junior Subordinated Notes	6.350%	10/1/66	3,500,000	3,329,046	(c)
FPL Group Capital Inc., Junior Subordinated Notes	6.650%	6/15/67	2,000,000	1,922,540	(c)
Pacific Gas & Electric Co., Senior Notes	5.800%	3/1/37	140,000	156,026
Total Electric Utilities				5,543,806
Multi-Utilities — 0.9%
Dominion Resources Inc., Junior Subordinated Notes	6.300%	9/30/66	5,000,000	4,726,080	(c)
TOTAL UTILITIES				10,269,886
TOTAL CORPORATE BONDS & NOTES (Cost — $47,740,931)				48,621,527
MORTGAGE-BACKED SECURITIES — 2.4%
FHLMC — 0.4%
Federal Home Loan Mortgage Corp. (FHLMC)	4.500%	10/13/40	400,000	416,062	(g)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	10/13/40	1,300,000	1,379,017	(g)
Total FHLMC				1,795,079
FNMA — 1.1%
Federal National Mortgage Association (FNMA)	5.000%	10/18/25-10/13/40	1,000,000	1,059,758	(g)
Federal National Mortgage Association (FNMA)	3.500%	10/13/40-11/16/40	400,000	405,109	(g)
Federal National Mortgage Association (FNMA)	4.000%	10/13/40	400,000	411,250	(g)
Federal National Mortgage Association (FNMA)	5.500%	10/13/40	1,100,000	1,169,437	(g)
Federal National Mortgage Association (FNMA)	6.000%	10/13/40	2,300,000	2,470,704	(g)
Total FNMA				5,516,258
GNMA — 0.9%
Government National Mortgage Association (GNMA)	5.000%	1/15/40-7/20/40	1,971,037	2,114,458
Government National Mortgage Association (GNMA)	4.500%	10/20/40	1,600,000	1,685,251	(g)
Government National Mortgage Association (GNMA)	5.000%	10/20/40	100,000	106,687	(g)
Government National Mortgage Association (GNMA)	5.500%	10/20/40	100,000	107,406	(g)
Government National Mortgage Association (GNMA)	3.500%	11/18/40	100,000	100,641	(g)
Government National Mortgage Association (GNMA)	4.000%	11/18/40	700,000	721,223	(g)
Total GNMA				4,835,666
TOTAL MORTGAGE-BACKED SECURITIES (Cost — $12,089,984)				12,147,003
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 2.3%
U.S. Government Agencies — 0.5%
Federal Home Loan Bank (FHLB), Global Bonds	1.625%	7/27/11	1,770,000	1,789,022

See Notes to Schedule of Investments.

LMP CAPITAL AND INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
U.S. Government Agencies — continued
Federal Home Loan Bank (FHLB), Global Bonds	5.500%	7/15/36	$100,000	$122,790
Federal National Mortgage Association (FNMA), Notes	1.750%	8/10/12	510,000	521,732
Total U.S. Government Agencies				2,433,544
U.S. Government Obligations — 1.8%
U.S. Treasury Bonds	4.375%	5/15/40	1,810,000	2,033,150
U.S. Treasury Bonds	3.875%	8/15/40	200,000	206,781
U.S. Treasury Notes	1.000%	12/31/11	130,000	131,117
U.S. Treasury Notes	1.250%	8/31/15	4,520,000	4,519,295
U.S. Treasury Notes	2.750%	5/31/17	200,000	211,609
U.S. Treasury Notes	3.500%	5/15/20	2,020,000	2,192,965
Total U.S. Government Obligations				9,294,917
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $11,490,754)				11,728,461
U.S. TREASURY INFLATION PROTECTED SECURITIES — 0.1%
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	175,746	193,691
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/27	335,126	387,672	(h)
U.S. Treasury Notes, Inflation Indexed	1.250%	7/15/20	219,923	231,074
TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $724,911)				812,437

		EXPIRATION DATE	WARRANTS
WARRANTS — 0.0%
Buffets Restaurant Holdings		4/28/14	215	2	*(a)(b)
Charter Communications Inc.		11/30/14	189	1,214	*
TOTAL WARRANTS (Cost — $378)				1,216
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $460,347,611)				490,780,582

		MATURITY DATE	FACE AMOUNT
SHORT-TERM INVESTMENTS — 4.1%
Repurchase Agreements — 4.1%
Interest in $291,952,000 joint tri-party repurchase agreement dated 9/30/10 with Barclays Capital Inc.; Proceeds at maturity - $18,258,101; (Fully collateralized by U.S. government obligations, 6.500% due 11/15/26; Market value - $18,623,166)	0.200%	10/1/10	$18,258,000	18,258,000
Morgan Stanley tri-party repurchase agreement dated 9/30/10; Proceeds at maturity - $2,532,014; (Fully collateralized by U.S. government agency obligations, 0.182% due 12/14/11; Market value - $2,583,087)	0.200%	10/1/10	2,532,000	2,532,000
TOTAL SHORT-TERM INVESTMENTS (Cost — $20,790,000)				20,790,000
TOTAL INVESTMENTS — 100.0% (Cost — $481,137,611#)				$511,570,582

*			Non-income producing security.
(a)			Security is valued in good faith at fair value in accordance with procedures approved by the Board of Directors (See Note 1).
(b)			Illiquid security.
(c)			Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2010.
(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(e)			The coupon payment on these securities is currently in default as of September 30, 2010.
(f)			Security has no maturity date. The date shown represents the next call date.
(g)			This security is traded on a to-be-announced (“TBA”) basis (See Note 1).
(h)			All or a portion of this security is held at the broker as collateral for open futures contracts.
#			Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ADR	- American Depositary Receipt
ARM	- Adjustable Rate Mortgage

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

LMP Capital and Income Fund Inc. (the “Fund”) was incorporated in Maryland on November 12, 2003 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s investment objective is total return with an emphasis on income. The Fund pursues its investment objective by investing at least 80% of its assets in a broad range of equity and fixed income securities of both U.S. and foreign issuers.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Fair valuing of securities may be also determined with the assistance of a pricing service using calculations based on indices of domestic securities and the appropriate indicators, such as prices of relevant American depository receipts (ADRs) and futures contracts. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Common stocks:
Consumer discretionary	$32,356,985	$389,675	—	$32,746,660
Industrials	42,202,595	—	$19,352	42,221,947
Other common stocks	282,130,135	—	—	282,130,135
Convertible preferred stocks	23,429,359	19,879,200	—	43,308,559
Preferred stocks	19,073	—	—	19,073
Asset-backed securities	—	3,581,213	37,347	3,618,560
Collateralized mortgage obligations	—	6,380,629	—	6,380,629
Convertible bonds & notes	—	7,044,375	—	7,044,375
Corporate bonds & notes	—	48,621,527	—	48,621,527
Mortgage-backed securities	—	12,147,003	—	12,147,003
U.S. government & agency obligations	—	11,728,461	—	11,728,461
U.S. treasury inflation protected securities	—	812,437	—	812,437
Warrants	1,214	—	2	1,216
Total long-term investments	$380,139,361	$110,584,520	$56,701	$490,780,582
Short-term investments†	—	20,790,000	—	20,790,000
Total investments	$380,139,361	$131,374,520	$56,701	$511,570,582
Other financial instruments:
Futures contracts	$(49,632)	—	—	$(49,632)
Interest rate swaps	—	$(1,462)	—	(1,462)
Total other financial instruments	$(49,632)	$(1,462)	—	$(51,094)
Total	$380,089,729	$131,373,058	$56,701	$511,519,488

†See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	ASSET- BACKED SECURITIES		COMMON STOCKS	WARRANTS		TOTAL
Balance as of December 31, 2009	$35		—	$0	*	$35
Accrued premiums/discounts	—		—	—		—
Realized gain(loss)	—		—	—		—
Change in unrealized appreciation (depreciation)(1)	(35)		$19,352	2		19,319
Net purchases (sales)	—		—	—		—
Transfers into Level 3	37,347		—	—		37,347
Transfers out of Level 3	(0	)*	—	—		(0	)*
Balance as of September 30, 2010	$37,347		$19,352	$2		$56,701
Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2010 (1)	—		$19,352	$2		$19,354

* Value is less than $1.

(1) Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that

Notes to Schedule of Investments (unaudited) (continued)

any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Futures Contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Swap Agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked to market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

Interest Rate Swaps.

The Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked to market daily based upon quotations from market makers. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Notes to Schedule of Investments (unaudited) (continued)

(f) Inflation-Indexed Bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(g) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(h) Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(i) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Credit and Market Risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(k) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At September 30, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$42,950,153
Gross unrealized depreciation	(12,517,182)
Net unrealized appreciation	$30,432,971

Notes to Schedule of Investments (unaudited) (continued)

At September 30, 2010, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
U.S. Treasury 10-Year Notes	95	12/10	$ 11,909,379	$ 11,974,453	$ 65,074
U.S. Treasury 30-Year Bonds	13	12/10	1,734,261	1,738,344	4,083
U.S. Treasury Bonds	2	12/10	287,148	282,563	(4,585)
					64,572

Contracts to Sell:
90-Day Eurodollar	6	12/10	1,490,306	1,494,600	(4,294)
U.S. Treasury 5-Year Notes	102	12/10	12,218,544	12,328,454	(109,910)
					(114,204)
Net unrealized loss on open futures contracts					$ (49,632)

During the period ended September 30, 2010, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding December 31, 2009	14	$7,917
Options written	25	10,934
Options closed	(15)	(8,154)
Options exercised	(12)	(5,611)
Options expired	(12)	(5,086)
Written options, outstanding September 30, 2010	—	—

At September 30, 2010, the Fund had the following open swap contracts:

INTEREST RATE SWAPS

SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND‡	PAYMENTS RECEIVED BY THE FUND‡	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED (DEPRECIATION)

Barclay’s Capital Inc.	$ 20,000	7/26/40	3.707% semi-annually	3-Month LIBOR	—	$ (1,462)

‡ Percentage shown is an annual percentage rate.

At September 30, 2010, the Fund held TBA securities with a total cost of $ 9,206,203.

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s investments categorized by risk exposure at September 30, 2010.

	Futures Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total

Interest Rate Contracts	$69,157	$(118,789)	$(1,462)	$(51,094)

Notes to Schedule of Investments (unaudited) (continued)

During the period ended September 30, 2010 the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$4,959
Written options†	6,648
Forward foreign currency contracts (to sell)†	176,325
Futures contracts (to buy)	7,847,042
Futures contracts (to sell)	11,878,664
Average Notional Balance
Interest rate swap contracts	$6,000
†At September 30, 2010, there were no open positions held in this derivative.

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

ITEM 2.                                                     CONTROLS AND PROCEDURES.

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                                                     EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LMP Capital and Income Fund Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:	November 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:	November 23, 2010

By	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer

Date:	November 23, 2010